UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2009
FIRST MERCHANTS CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	0-17071	35-1544218

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 East Jackson Street
P.O. Box 792
Muncie, Indiana 47305-2814
(Address of Principal Executive Offices, including Zip Code)
(765) 747-1500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On February 20, 2009, First Merchants Corporation (the “Company”) entered into a Letter Agreement with the United States Department of the Treasury (the “Treasury Department”) as part of the Treasury Department’s Capital Purchase Program under the Emergency Economic Stabilization Act of 2008 (“EESA”). Pursuant to the Securities Purchase Agreement-Standard Terms (“Securities Purchase Agreement”) attached to the Letter Agreement, the Company issued to the Treasury Department 116,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Designated Preferred Stock”), having a liquidation amount per share of $1,000, for a total price of $116,000,000 and a warrant (“Warrant”) to purchase up to 991,453 shares (“Warrant Shares”) of the Company’s common stock, at an initial per share exercise price of $17.55, for an aggregate purchase price of $17,400,000.15. The Designated Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.
     The Designated Preferred Stock pays cumulative dividends at a rate of 5% per year for the first five years and 9% per year thereafter. Pursuant to the terms of the recently enacted American Recovery and Reinvestment Act of 2009 (the “ARRA”), the Company may, upon consultation with its primary federal regulator, repay the amount received for the Designated Preferred Stock at any time, without regard to whether the Company has replaced such funds from any source or to any waiting period. Upon repayment of the amount received for the Designated Preferred Stock, the Treasury Department will also liquidate the associated Warrant in accordance with the ARRA and any rules and regulations thereunder. The restrictions on redemption of the Designated Preferred Stock are described in Item 3.03 below. The Designated Preferred Stock is generally non-voting.
     Pursuant to the Securities Purchase Agreement, until the Department of Treasury no longer owns any shares of the Designated Preferred Stock, the Warrant or Warrant Shares, the Company’s employee benefit plans and other executive compensation arrangements for the Senior Executive Officers must continue to comply in all respects with Section 111 of the EESA, as amended from time to time. The Company’s “Senior Executive Officers” are Michael C. Rechin, President and Chief Executive Officer; Mark K. Hardwick, Executive Vice President and Chief Financial Officer; Robert R. Connors, Senior Vice President – Operations and Technology; David W. Spade, Senior Vice President and Chief Credit Officer; Michael J. Stewart, Executive Vice President and Chief Banking Officer. As described in Item 5.02 below, each of the Senior Executive Officers entered into a Senior Executive Officer Letter Agreement and Waiver on February 20, 2009. In addition, on February 20, 2009, the Company entered into a letter agreement with the Treasury Department (the “ARRA Letter Agreement”) confirming the applicability of the provisions of the ARRA relating to executive compensation to the Company. A copy of the ARRA Letter Agreement is attached as Exhibit 10.4 hereto, and is incorporated into this report by reference.
     As part of its purchase of the Designated Preferred Stock, the Treasury Department received a Warrant to purchase 991,453 shares of the Company’s Common Stock at an initial per share exercise price of $17.55. The Warrant provides for the adjustment of the exercise price and the number of shares of the Company’s common stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of Company Common Stock, and upon certain issuances of the Company

Common Stock at or below a specified price relative to the initial exercise price. The term of the Warrant is ten years. If the Company completes one or more Qualified Equity Offerings on or prior to December 31, 2009 that result in the Company receiving aggregate gross proceeds equal to at least $116,000,000, then the number of Warrant Shares will be reduced by 50% of the original number of Warrant Shares. Pursuant to the Securities Purchase Agreement, the Treasury Department has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant.
     The foregoing description of the Securities Purchase Agreement, the Designated Preferred Stock, the Warrant, the Senior Executive Officer Letter Agreement, the Waiver and the ARRA Letter Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Warrant, the form of Senior Executive Officer Letter Agreement and the form of Waiver which are attached hereto as Exhibits 10.1, 4.2, 10.2, 10.3 and 10.4 respectively, and are incorporated into this report by reference.
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
     The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” with respect to the issuance of Designated Preferred Stock is incorporated by reference into this Item 3.02.
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     Prior to February 20, 2012, unless the Company has redeemed the Designated Preferred Stock or the Treasury Department has transferred the Designated Preferred Stock to a third party, the consent of the Treasury Department will be required for the Company to (i) increase its Common Stock dividend or (ii) repurchase the Common Stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Securities Purchase Agreement.
     Furthermore, under the Articles of Amendment to the Company’s Articles of Incorporation described in Item 5.03 of this report, the Company’s ability to declare or pay dividends or repurchase its Common Stock or other equity or capital securities will be subject to restrictions in the event the Company fails to declare or pay full dividends on the Designated Preferred Stock.
     Pursuant to the ARRA, the Company may, upon consultation with its primary federal regulator, repay the amount received for the Designated Preferred Stock at any time, without regard to whether the Company has replaced such funds from any source or to any waiting period. Upon repayment of the amount received for the Designated Preferred Stock, the Treasury Department will also liquidate the associated Warrant in accordance with the ARRA and any rules and regulations thereunder.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     In connection with the events described above under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated herein by reference, on February 20, 2009, each of the Company’s Senior Executive Officers entered in a Senior Executive Officer Letter Agreement with the Company for the purpose of amending each of the Senior Executive Officer’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) in order to comply with the executive compensation and corporate governance requirements of Section 111 of the EESA, as may be amended from time to time. Each of the Senior Executive Officers also executed a Waiver voluntarily waiving any claim against the Company or the Treasury Department for any changes to such person’s compensation and benefits required. The form of the Senior Executive Officer Letter Agreement and the form of Waiver is attached as Exhibit 10.2 and 10.3 hereto, respectively, and are incorporated into this report by reference. Additionally, on February 20, 2009, the Company entered into the ARRA Letter Agreement with the Treasury Department confirming the applicability of the executive compensation provisions of the ARRA to the Company. A copy of the ARRA Letter Agreement is attached as Exhibit 10.4 hereto, and is incorporated into this report by reference.
ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     Effective February 17, 2009, the Company amended its Articles of Incorporation to (i) designate a series of preferred stock as “Fixed Rate Cumulative Perpetual Preferred Stock, Series A,” (ii) authorize 116,000 shares of Designated Preferred Stock, and (iii) set forth the voting and other powers, designations, preferences and relative, participating, option or other rights, and the qualifications, limitations or restrictions thereof, of the Designated Preferred Stock.
     The Articles of Amendment to the Company’s Articles of Incorporation are filed herewith as Exhibit 3.1 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 3.1	Articles of Amendment to the Articles of Incorporation of First Merchants Corporation.

Exhibit 4.1	Form of Certificate for the First Merchants Corporation Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

Exhibit No.	Description of Exhibit

Exhibit 4.2	Warrant to Purchase Common Stock of First Merchants Corporation.

Exhibit 10.1
Letter Agreement, dated February 20, 2009, between First Merchants Corporation and the United States Department of the Treasury, which includes the Securities Purchase Agreement-Standard Terms attached thereto.

Exhibit 10.2	Form of Senior Executive Officer Letter Agreement.

Exhibit 10.3	Form of Waiver.

Exhibit 10.4	ARRA Letter Agreement, dated February 20, 2009, between First Merchants Corporation and the United States Department of the Treasury.

* * * * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation (Registrant)
Date: February 23, 2009
By:	/s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 3.1	Articles of Amendment to the Articles of Incorporation of First Merchants Corporation.

Exhibit 4.1	Form of Certificate for the First Merchants Corporation Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

Exhibit 4.2	Warrant to Purchase Common Stock of First Merchants Corporation.

Exhibit 10.1
Letter Agreement, dated February 20, 2009, between First Merchants Corporation and the United States Department of the Treasury, which includes the Securities Purchase Agreement-Standard Terms attached thereto.

Exhibit 10.2	Form of Senior Executive Officer Letter Agreement.

Exhibit 10.3	Form of Waiver.

Exhibit 10.4	ARRA Letter Agreement, dated February 20, 2009, between First Merchants Corporation and the United States Department of the Treasury.